SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X[
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Under Rule 14a-12

                       THE ADVISORS' INNER CIRCLE FUND II
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:


The following is a copy of a letter to shareholders on behalf of Champlain Investment Partners, LLC, the investment adviser of the Champlain Small Company Fund.

                          CHAMPLAIN SMALL COMPANY FUND

Recently we sent you proxy material regarding the Special Meeting of Shareholders adjourned to September 12, 2008. Due to insufficient votes, the meeting has been adjourned to OCTOBER 24, 2008. The Fund's records indicate that we have not received your important vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting as scheduled.


                                 1-866-586 -0656






Voting is very important for your investment and the operation of the Fund. Please vote now to be sure your vote is received in time for the October 24, 2008 Adjourned Special Meeting of Shareholders.


Champlain Small Company Fund has made it very easy for you to vote. Choose one of the following methods:

o Speak to a live Proxy Specialist by calling the number above. We can answer any of your questions and record your vote. (open: M-F 9:30am -9pm, Sat 10am - 6pm ET)

o Log on to the website listed on your proxy card, enter your control number located on your proxy card, and vote by following the on screen prompts.

o Call the toll-free touchtone voting number listed on your proxy card with your control number located on your proxy card and follow the touchtone prompts.

o    Mail in your signed proxy card in the envelope provided.



                        Voting takes only a few minutes.
                               PLEASE VOTE TODAY.